Exhibit (8)(j)
                             PARTICIPATION AGREEMENT


                                      Among


                     GOLDMAN SACHS VARIABLE INSURANCE TRUST

                         GOLDMAN SACHS ASSET MANAGEMENT

                  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

                                       and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   DATED AS OF

                                AUGUST ___, 2000



     THIS AGREEMENT, made and entered into as of the ___ day of August, 2000 by and among ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and GOLDMAN SACHS VARIABLE INSURANCE TRUST (hereinafter the "Fund"), a Delaware unincorporated business trust, GOLDMAN SACHS ASSET MANAGEMENT, a __________ limited partnership, and , GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, a ___________ limited partnership (each hereinafter the "Adviser").

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and

     WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Contracts enter into participation agreements with the Fund and the Advisers (the "Participating Insurance Companies");

     WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1996 (File No. 812-10118), granting
Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

     WHEREAS, each Adviser manages certain Portfolios of the Fund; and

     WHEREAS, ALFS, Inc. (the "Underwriter") is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

     WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Product; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase, on behalf of each Account, shares in the Portfolios set forth in Schedule B attached to this Agreement, to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


                       ARTICLE I. Purchase of Fund Shares

     1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.

     1.4. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such request for redemption on the next following Business Day.

     1.5. The Company agrees that purchases and redemption's of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Advisers 45 days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

     1.6. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purposes of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     1.7. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.8. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.

                   ARTICLE II. Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under New York insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Delaware and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

     2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Delaware and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Delaware to the extent required to perform this Agreement.

     2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

     2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.

     2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

     3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

     3.2. Except as provided in this Section 3.2., all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts who currently own shares of one or more of the Fund's Portfolios, in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund shall bear the cost of typesetting to provide the Fund's prospectus to the Company in the format in which the Fund is accustomed to formatting prospectuses, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses. In such event, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts who currently own shares of one or more of the Fund's Portfolios, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing, typesetting, and distributing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts who currently own shares of one or more of the Fund's Portfolios.

     3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

     3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

     3.5. If and to the extent required by law the Company shall:

          (i) solicit voting instructions from Contract owners;

          (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

          (iii)vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

     3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

     3.7. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and/or distribution of the communications in accordance with applicable laws and regulations.


                   ARTICLE IV. Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

     4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.4. The Fund and the Advisers shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, which are relevant to the Company or the Contracts.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.


                          ARTICLE V. Fees and Expenses

     5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

     5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. Except as otherwise set forth in the
Section 3.2 of this Agreement, the Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

     5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


                           ARTICLE VI. Diversification

     6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.


                        ARTICLE VII. Potential Conflicts

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's elect ion, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


                          ARTICLE VIII. Indemnification

     8.1. Indemnification By The Company

     8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and officers, and each Adviser and each director and officer of each Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii)arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification by the Adviser

     8.2(a). Each Adviser agrees, with respect to each Portfolio that it manages, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

          (iii)arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

          (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). An Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.2(c). An Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification by the Fund

     8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

          (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of New York.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


                             ARTICLE X. Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio is not reasonably available to meet the requirements of the Contracts; or

     (c) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (d) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

     (e) termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or

     (f) termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

     (g) termination by the Company by written notice to the Fund and the Advisers, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or either Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (h) termination by the Fund or either Adviser by written notice to the Company, if the Company gives the Fund and each Adviser the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.5 was given.

     10.2. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to
Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.

                               ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:                Goldman Sachs Variable Insurance Trust
                                    [ADDRESS]
                                    Attention:  [NAME]

     If to Advisers:                Goldman Sachs Asset Management
                                    [ADDRESS]
                                    Attention:  [NAME]

                                    Goldman Sachs Asset Management International
                                    [ADDRESS]
                                    Attention:  [NAME]

     If to the Company:             Allstate Life Insurance Company of New York
                                    3100 Sanders Road, Suite J5D
                                    Northbrook, Illinois 60062
                                    Attention: Michael J. Velotta, Esq.


                           ARTICLE XII. Miscellaneous

     12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the New York Superintendent with any information or reports in connection with services provided under this Agreement which such Superintendent may request in order to ascertain whether the variable contract operations of the Company are being conducted in a manner consistent with the New York insurance laws and regulations and any other applicable law or regulations.

     12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

     12. 9 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

          (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

          (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

          (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

          (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.




         ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                     By its authorized officer


                                                     By:
                                                     Title:
                                                     Date:



         GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                     By its authorized officer


                                                     By:
                                                     Title:
                                                     Date:



                  GOLDMAN SACHS ASSET MANAGEMENT

                                                     By its authorized officer


                                                     By:
                                                     Title:
                                                     Date:




         GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

                                                     By its authorized officer


                                                     By:
                                                     Title:
                                                     Date:



                                                    SCHEDULE A

                                                                                              Dated August __, 2000


Contract                            Account                   Designated Portfolio(s)

1. NYLU446                          Allstate Life of          Goldman Sachs VIT Capital Growth Fund
                                    New York Separate
                                    Account A

2.  NYLU446                         Allstate Life of          Goldman Sachs VIT COREsm Small Cap Equity Fund
                                    New York Separate
                                    Account A

3.  NYLU446                         Allstate Life of          Goldman Sachs VIT COREsm U.S. Equity Fund
                                    New York Separate
                                    Account A

4.  NYLU446                         Allstate Life of          Goldman Sachs VIT Global Income Fund
                                    New York Separate
                                    Account A

5.  NYLU446                         Allstate Life of          Goldman Sachs VIT International Equity Fund
                                    New York Separate
                                    Account A



Exhibit (8)(k)


                             PARTICIPATION AGREEMENT

                                      AMONG

                          MFS VARIABLE INSURANCE TRUST,

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                       AND

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


     THIS AGREEMENT, made and entered into this ____ day of August 2000, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

     WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

     WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

     WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

     WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

     WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

     WHEREAS, ALFS, Inc. ("ALFS"), the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:


ARTICLE I.  Sale of Trust Shares

          1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

          1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

          1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

          1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

          1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

          1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section
     1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

          1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

          1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

          1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.


ARTICLE II.  Certain Representations, Warranties and Covenants

          2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

          2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

          2.3. The Company represents and warrants that ALFS, the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and ALFS will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

          2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

          2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

          2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

          2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

          2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").


ARTICLE III.  Prospectus and Proxy Statements; Voting

          3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

          3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

          3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

          3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

          3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

          3.6. If and to the extent required by law, the Company shall:

               (a) solicit voting instructions from Policy owners;

               (b) vote the Shares in accordance with instructions received from Policy owners; and

               (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

         so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.


ARTICLE IV.  Sales Material and Information

          4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

          4.2.  The  Company  shall  not  give  any   information  or  make  any
     representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

          4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

          4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

          4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

          4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

          4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.


ARTICLE V.  Fees and Expenses

          5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

          5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

          5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.


ARTICLE VI.  Diversification and Related Limitations

          6.1. The Trust and MFS represent and warrant that each Portfolio will meet the diversification requirements of Section 851 of the Code ("Section 851 Diversification Requirements") and Section 817(h)(1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts ("Section 817(h)(1) Diversification Requirements"), as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections) (collectively, "Diversification Requirements"). In the event that any Portfolio is not so diversified at the end of any applicable quarter, the Trust and MFS will make every effort to adequately diversify the Portfolio so as to achieve compliance within the grace periods afforded by Treas. Reg. 1.817-5 and Section 851(d) of the Code (the "Grace Periods"). In the event that any Portfolio is not so diversified at the end of any applicable Grace Period, the Trust or MFS will promptly notify the Company of such non-diversification, such notification to be provided in no event later than 20 days after the end of the applicable Grace Period. The Trust will provide the Company with a certification as to quarterly compliance with Section 817(h) and the regulations thereunder, in such forms and at such time as the Company and the Trust shall agree.

          6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will make every effort to ensure the maintenance of such qualification (under Subchapter M or any successor or similar provision). In the event that any Portfolio is not so qualified at the end of any applicable quarter or grace period (if applicable), the Trust or MFS will promptly notify the Company of such nonqualification, such qualification to be provided in no event later than 20 days after the end of the applicable quarter or grace period (if applicable).


ARTICLE VII.  Potential Material Conflicts

          7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

          7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

          7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

          7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  Indemnification

          8.1. Indemnification by the Company

          The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

               (a)  arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any -------- Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

               (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

               (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

               (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

               (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

          as limited by and in accordance with the provisions of this Article VIII.


     8.2. Indemnification by the Trust

     The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this -------- agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

          (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; or

          (e) arise out of or result from any failure to comply with the diversification requirements specified in Article VI of this Agreement; or

          (f) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

          (g) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

          as limited by and in accordance with the provisions of this Article VIII.

          8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

          8.4. In no event shall the Company be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Trust or MFS, or any other Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Trust or MFS hereunder or by any other Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by any other Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) subject to the Company's compliance with Section 2.2. hereof, the failure by any other Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

          8.5. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

          8.6. Promptly after receipt by an Indemnified Party under this Section
     8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

          8.7. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

          8.8. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article
     VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.


ARTICLE IX.  Applicable Law

          9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

          9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Notice of Formal Proceedings

       The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.


ARTICLE XI.  Termination

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

          (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

          (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

          (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

          (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

          (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) at the option of any party to this Agreement, upon another party's failure to cure (within 10 business days of notice from the non-breaching party) a material breach of any provision of this Agreement; or

          (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  Notices

       Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

                  MFS Variable Insurance Trust
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, Secretary

         If to the Company:

                  Allstate Life Insurance Company of New York
                  3100 Sanders Road, Suite J5D
                  Northbrook, IL  60062
                  Facsimile No.: (847) 402-4371
                  Attn:  Michael J. Velotta, Esq.

         If to MFS:

                  Massachusetts Financial Services Company
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, General Counsel


ARTICLE XIII.  Miscellaneous

     13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

     13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

     13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

     13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                         ALLSTATE LIFE INSURANCE COMPANY
                                            OF NEW YORK
                                            By its authorized officer,


                                            By:

                                            Title:


                          MFS VARIABLE INSURANCE TRUST,
                          on behalf of the Portfolios
                          By its authorized officer and not individually,


                                            By:
                                                 James R. Bordewick, Jr.
                               Assistant Secretary


                          MASSACHUSETTS FINANCIAL SERVICES COMPANY
                          By its authorized officer,


                          By:
                               Arnold D. Scott
                               Senior Executive Vice President

                                             As of August ___, 2000



                                   SCHEDULE A


                        Accounts, Policies and Portfolios
                     Subject to the Participation Agreement





============================================= =========================================== =======================================
               Name of Separate
               Account and Date                              Policies Funded                             Portfolios
       Established by Board of Directors                   by Separate Account                     Applicable to Policies

============================================= =========================================== =======================================


           Allstate Life of New York                 Group Flexible Premium Deferred                     Bond Series
              Separate Account A                       Variable Annuity Contracts                    High Income Series
                                                               (NYLU 446)                          Emerging Growth Series
               December 15, 1995                                                                  Growth with Income Series
                                                                                                    New Discovery Series
                                                                                                       Research Series





--------------------------------------------- ------------------------------------------- ---------------------------------------


Exhibit (8)(m)


                             PARTICIPATION AGREEMENT


                                      Among


                        VAN KAMPEN LIFE INVESTMENT TRUST,

                             VAN KAMPEN FUNDS INC.,

                        VAN KAMPEN ASSET MANAGEMENT INC.,

                                       and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   DATED AS OF

                                 AUGUST __, 2000



                                TABLE OF CONTENTS


                                                                                     Page

         ARTICLE I.                 Fund Shares                                        4

         ARTICLE II                 Representations and Warranties                     6

         ARTICLE III.               Prospectuses, Reports to Shareholders
                                        and Proxy Statements; Voting                   7

         ARTICLE IV.                Sales Material and Information                     9

         ARTICLE V                  Reserved                                          10

         ARTICLE VI.                Diversification                                   10

         ARTICLE VII.               Potential Conflicts                               10

         ARTICLE VIII.              Indemnification                                   12

         ARTICLE IX.                Applicable Law                                    16

         ARTICLE X.                 Termination                                       17

         ARTICLE XI.                Notices                                           19

         ARTICLE XII.               Foreign Tax Credits                               19

         ARTICLE XIII.              Miscellaneous                                     19
         SCHEDULE A                 Separate Accounts and Contracts                   23

         SCHEDULE B                 Participating Life Investment Trust Portfolios    24

         SCHEDULE C                 Proxy Voting Procedures                           25



                             PARTICIPATION AGREEMENT


                                      Among


                        VAN KAMPEN LIFE INVESTMENT TRUST,

                             VAN KAMPEN FUNDS INC.,
                              ---------------------

                        VAN KAMPEN ASSET MANAGEMENT INC.,
                        --------------------------------

                                       and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

     THIS AGREEMENT, made and entered into as of the __th day of August, 2000 by and among ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and VAN KAMPEN LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT INC. (hereinafter the "Adviser"), a Delaware corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products"); and

     WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Products are required to enter into participation agreements with the Fund and the Underwriter (the "Participating Insurance Companies"); and

     WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available for Variable Insurance Products of Participating Insurance Companies; and

     WHEREAS, the Fund intends to offer shares of the series set forth on Schedule B (each such series hereinafter referred to as a "Portfolio") as may be amended from time to time by mutual agreement of the parties hereto, under this Agreement to the Accounts of the Company; and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1990 (File No. 812-7552), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

     WHEREAS, the Adviser is the investment adviser of the Portfolios of the Fund; and

     WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

     WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Products; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value.

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Underwriter and the Adviser agree as follows:


                             ARTICLE I. Fund Shares

     1.1. The Fund and the Underwriter agree to make available for purchase by the Company shares of the Portfolios and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund and Underwriter for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m.
(CST) on the next following Business Day. Notwithstanding the foregoing, the Company shall use its best efforts to provide the Fund with notice of such orders by 9:15 a.m. (CST) on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission, as set forth in the Fund's prospectus and statement of additional information. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.2. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies for their Variable Insurance Products. No shares of any Portfolio will be sold to the general public.

     1.3. The Fund will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions which afford the Company substantially the same protections currently provided by Sections 2.1, 2.4, 2.9, 3.4 and Article VII of this Agreement is in effect to govern such sales.

     1.4. The Fund and the Underwriter agree to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Underwriter receives notice of such request for redemption on the next following Business Day in accordance with the timing rules described in Section 1.1.

     1.5. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Accounts of the Company, under which amounts may be invested in the Fund are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Underwriter sixty (60) days written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

     1.6. The Company will place separate orders to purchase or redeem shares of each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchased or redeemed. In the event of net purchases, the Company shall pay for Portfolio shares on the next Business Day after an order to purchase Portfolio shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. In the event of net redemptions, the Portfolio shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after an order to redeem Portfolio shares is made in accordance with the provisions of
Section 1.4 hereof. Notwithstanding the foregoing, if the payment of redemption proceeds on the next Business Day would require the Portfolio to dispose of Portfolio securities or otherwise incur substantial additional costs, and if the Portfolio has determined to settle redemption transactions for all shareholders on a delayed basis, proceeds shall be wired to the Company within seven (7) days and the Portfolio shall notify in writing the person designated by the Company as the recipient for such notice of such delay by 3:00 p.m. Houston time on the same Business Day that the Company transmits the redemption order to the Portfolio.

     1.7. Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.8. The Underwriter shall use its best efforts to furnish same day notice by 6:00 p.m. Houston time (by wire or telephone, followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9. The Underwriter shall make the net asset value per share of each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:00 p.m. Houston time. In the event that Underwriter is unable to meet the 6:00 p.m. time stated immediately above, then Underwriter shall provide the Company with additional time to notify Underwriter of purchase or redemption orders pursuant to Sections 1.1 and 1.4, respectively, above. Such additional time shall be equal to the additional time that Underwriter takes to make the net asset values available to the Company; provided, however, that notification must be made by 10:00 a.m. Houston time on the Business Day such order is to be executed, regardless of when net asset value is made available.

     1.10. If Underwriter provides materially incorrect share net asset value information through no fault of the Company, the Company shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share. The determination of the materiality of any net asset value pricing error shall be based on the SEC's recommended guidelines regarding such errors. The correction of any such errors shall be made at the Company level pursuant to the SEC's recommended guidelines. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.


                   ARTICLE II. Representations and Warranties

     2.1. The Company represents and warrants that the interests of the Accounts (the "Contracts") are or will be registered and will maintain the registration under the 1933 Act and the regulations thereunder to the extent required by the 1933 Act; that the Contracts will be issued and sold in compliance with all applicable federal and state laws and regulations. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the New York insurance laws and the regulations thereunder and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act and the regulations thereunder to serve as a segregated investment account for the Contracts. The Company shall amend its registration statement for its contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts.

     2.2. The Fund and the Underwriter represent and warrant that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required by the 1933 Act, duly authorized for issuance in accordance with the laws of the State of Delaware and sold in compliance with all applicable federal and state securities laws and regulations and that the Fund is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required by the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

     2.3. The Fund and the Adviser represent that the Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and that each will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that each will notify the Company immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that the Fund might not so qualify in the future.

     2.4. The Company represents that each Account is and will continue to be a "segregated account" under applicable provisions of the Code and that each Contract is and will be treated as a "variable contract" under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Account or Contract has ceased to be so treated or that they might not be so treated in the future.

     2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

     2.7. The Fund and the Adviser represent that the Fund is duly organized and validly existing under the laws of the State of Delaware and that the Fund does and will comply in all material respects with the 1940 Act.

     2.8. The Underwriter represents and warrants that it is and shall remain duly registered under all applicable federal and state laws and regulations and that it will perform its obligations for the Fund and the Company in compliance with the laws and regulations of its state of domicile and any applicable state and federal laws and regulations.

     2.9. The Company represents and warrants that all of its trustees, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount equal to the greater of $5 million or any amount required by applicable federal or state law or regulation. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


     ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

     3.1. The Fund shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

     3.2(a). Except as otherwise provided in this Section 3.2, all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of setting in type, printing and distributing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus and/or statement of additional information, the Fund shall bear the cost of typesetting to provide the Fund's prospectus and/or statement of additional information to the Company in the format in which the Fund is accustomed to formatting prospectuses and statements of additional information, respectively, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses and/or statements of additional information. In such event, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts, and y is the Fund's per unit cost of printing the Fund's prospectuses. The same procedures shall be followed with respect to the Fund's statement of additional information. The
Fund shall not pay any costs of typesetting, printing and distributing the Fund's prospectus and/or statement of additional information to prospective Contract owners. Such expenses shall be borne by the Company as provided in the Company's General Agency Agreement with Dean Witter Reynolds Inc.

     3.2(b). The Fund, at its expense, shall provide the Company with, and pay the distribution costs of, copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in Section 3.2(a) above) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The Fund shall not pay any costs of distributing such proxy-related material, reports to shareholders, and other communications to prospective Contract owners.

     3.2(c). The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of typesetting, printing or distributing any of the foregoing documents other than those actually distributed to existing Contract owners.

     3.2(d) The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

     3.2(e) All expenses, including expenses to be borne by the Fund pursuant to
Section 3.2 hereof, incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares.

     3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

     3.4. If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract Owners to whom voting privileges are required to be extended and shall:

          (i) solicit voting instructions from Contract owners;

          (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

          (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

     3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the Securities and Exchange Commission may interpret Section 16 not to require such meetings) or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.


                   ARTICLE IV. Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund, the Adviser, the Underwriter or their designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.2. Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Fund prospectus, as such registration statement or Fund prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

     4.3. The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material prepared by the Fund in which the Company or its Accounts, are named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

     4.4. Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement or prospectus may be amended or supplemented from time to time, or in published reports or solicitations for voting instruction for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in an Account or Contract, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

                              ARTICLE V. [Reserved]


                           ARTICLE VI. Diversification

     6.1.  The Adviser  will ensure that the Fund will at all times  comply with
Section 817(h) of the Code and Treasury Regulation 1.817-5, relating exclusively to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. For purposes of this Section 6.1, non-compliance shall not be deemed a breach of this provision provided compliance is achieved within the grace period afforded by Regulation 1.817-5. In the event the Fund ceases to so qualify, it will take all reasonable steps (a) to notify Company of such event and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

     6.2 The Adviser, upon the prior written request of the Company by February 1, shall provide written confirmation by no later than February 15, that the Fund was adequately diversified within the meaning of Section 817(h) and Regulation 1.817-5 as of December 31 of the prior year.


                        ARTICLE VII. Potential Conflicts

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing material irreconcilable conflict of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

     7.5. For purposes of Sections 7.3 through 7.4 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 through 7.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

     7.6. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

     7.7 Each of the Company and the Adviser shall at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them by the provisions hereof and in the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the Securities and Exchange Commission upon request.


                          ARTICLE VIII. Indemnification

     8.1. Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each member of their respective Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or the Underwriter) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense thereof. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

     8.2. Indemnification by Underwriter

     8.2(a). The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares that it distributes or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund, the Underwriter or persons under their respective control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Underwriter; or

          (iv) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of
     Section 8.2(b) and 8.2(c) hereof.

     8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification by the Adviser

     8.3(a). The Adviser agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Adviser or the Fund and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser, the Fund or the Underwriter by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund, the Adviser or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Adviser; or

          (iv) arise as a result of any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or


          (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund or the Adviser, including without limitation any failure by the Fund to comply with the conditions of Article VI hereof.

     8.3(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     8.3(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process (including any IRS administrative process) giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action, except with respect to any claim or action related to Section 817(h) of the Code or Regulation 1.817-5, Indemnified Party shall permit the Adviser to attend and otherwise assist Indemnified Party with respect to any conferences, settlement discussions, or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS or any other claimant regarding any claims that could give rise to liability to Adviser, provided that Indemnified Party shall control, in good faith, the conduct of such conferences, discussions, proceedings, or contests (or appeals thereof). After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Adviser.


                           ARTICLE IX. Applicable Law

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of Illinois.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.




                             ARTICLE X. Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

          (a) termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

          (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts. Reasonable advance notice of election to terminate shall be furnished by the Company, said termination to be effective ten (10) days after receipt of notice unless the Fund makes available a sufficient number of shares to reasonably meet the requirements of the Account within said ten (10) day period; or

          (c) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by the Company. The terminating party shall give prompt notice to the other parties of its decision to terminate; or

          (d) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

          (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

          (f) termination by either the Fund, the Adviser or the Underwriter by written notice to the Company, if either one or more of the Fund, the Adviser or the Underwriter, shall determine, in its or their sole judgment exercised in good faith, that the Company and/or their affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Fund, the Adviser or the Underwriter will give the Company sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Company and any other changes in circumstances since the giving of such notice, the determination of the Fund, the Adviser or the Underwriter shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

          (g) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Company will give the Fund, the Adviser and the Underwriter sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Fund, the Adviser or the Underwriter and any other changes in circumstances since the giving of such notice, the determination of the Company shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

          (h) termination by the Fund, the Adviser or the Underwriter by written notice to the Company, if the Company gives the Fund, the Adviser and the Underwriter the written notice specified in Section 1.5 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective sixty (60) days after the notice specified in Section 1.5 was given; or

          (i) termination by any party upon the other party's breach of any representation in Section 2 or any material provision of this Agreement, which breach has not been cured to the satisfaction of the terminating party within ten (10) days after written notice of such breach is delivered to the Fund or the Company, as the case may be; or

          (j) termination by the Fund, Adviser or Underwriter by written notice to the Company in the event an Account or Contract is not registered or sold in accordance with applicable federal or state law or regulation, or the Company fails to provide pass-through voting privileges as specified in
     Section 3.4.

     10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body, or unless the Fund determines that liquidation of the Fund following termination of this Agreement is in the best interests of the Fund and its shareholders. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Adviser 90 days notice of its intention to do so.







                               ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:

                  Van Kampen Life Investment Trust
                  1 Parkview Plaza, P.O. Box 5555
                  Oakbrook Terrace, Illinois  60181-5555
                  Attention:  General Counsel

         If to Underwriter:

                  Van Kampen Funds Inc.
                  1 Parkview Plaza, P.O. Box 5555
                  Oakbrook Terrace, Illinois  60181-5555
                  Attention:  General Counsel

         If to Adviser:

                  Van Kampen Asset Management Inc.
                  1 Parkview Plaza, P.O. Box 5555
                  Oakbrook Terrace, Illinois  60181-5555
                  Attention:  General Counsel

         If to the Company:

                  Allstate Life Insurance Company of New York
                  3100 Sanders Road, Suite J5D
                  Northbrook, Illinois  60062
                  Attention:  Michael J. Velotta, Esq.


                        ARTICLE XII. Foreign Tax Credits

     12.1. The Fund and Adviser agree to consult in advance with the Company concerning whether any series of the Fund qualifies to provide a foreign tax credit pursuant to Section 853 of the Code.


                           ARTICLE XIII. Miscellaneous

     13.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Each of the Company, Adviser and Underwriter acknowledges and agrees that, as provided by Article 8, Section 8.1, of the Fund's Agreement and Declaration of Trust, the shareholders, trustees, officers, employees and other agents of the Fund and its Portfolios shall not personally be bound by or liable for matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Fund's Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

     13.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     13.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

     13.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

          (b) the Company's June 30th quarterly statements (statutory), as soon as practical and in any event within 45 days following such period;

          (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

          (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

          (e) any other public report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK on behalf of itself and each of its Accounts named in Schedule A hereto, as amended from time to time


By:  ________________________________________________




VAN KAMPEN LIFE INVESTMENT TRUST


By:   _______________________________________________
      Dennis J. McDonnell
      Executive Vice President


VAN KAMPEN FUNDS INC.


By:  ________________________________________________
      Patrick J. Woelfel
      Senior Vice President


VAN KAMPEN ASSET MANAGEMENT INC.


By:  ________________________________________________
      Dennis J. McDonnell
      President

                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS


Name of Separate Account and                Form Numbers and Names of Contracts
Date Established by Board of Directors      Funded by Separate Account

ALLSTATE LIFE OF NEW YORK                   NYLU446
  SEPARATE ACCOUNT A
December 15, 1995

                                   SCHEDULE B

                 PARTICIPATING LIFE INVESTMENT TRUST PORTFOLIOS


                               Comstock Portfolio
                            Domestic Income Portfolio
                            Emerging Growth Portfolio
                             Money Market Portfolio

                                   SCHEDULE C

                             PROXY VOTING PROCEDURES


The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Company to perform the steps delineated below.

1. The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run," or other activity, which will generate the names, address and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to the Fund, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting instruction solicitation material. The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

         a.       name (legal name as found on account registration)
         b.       address
         c.       fund or account number
         d.       coding to state number of units (or equivalent shares)
         e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)


5. During this time, the Fund will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company). Contents of envelope sent to Customers by the Company will include:

         a.       Voting Instruction Card(s)
         b.       One proxy notice and statement (one document)
         c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
         d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
         e. cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.

7.   Package  mailed by the  Company.

     * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including,) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g., mutilated, illegible) of the procedure are "hand verified," (i.e., examined as to why they did not complete the system). Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units (or equivalent shares) which is then converted to shares. (It is very important that the fund receives the tabulations stated in terms of a percentage and the number of shares.) The Fund must review and approve tabulation format.


13. Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 A.M. Houston time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.